SunTrust Banks, Inc. 3Q 2008 Earnings Presentation October 23, 2008 Exhibit 99.2

Important Cautionary Statement About Forward-Looking Statements
The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2007 Annual Report on Form 10-K, Quarterly
Reports on Form 10-Q, and Current Reports on Form 8-K.
This presentation includes non-GAAP financial measures to describe SunTrust’s performance.  The reconciliation of those measures to GAAP measures are provided within this presentation.  In this presentation, net interest income and net interest margin are presented on a fully taxable-equivalent (“FTE”) basis, and ratios are presented on an annualized basis.  The FTE basis adjusts for the tax-favored status of income from certain loans and investments.  The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.
This presentation may contain forward-looking statements. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-
looking statements. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “initiatives,” “potentially,” “probably,”
“projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Such statements are based upon the current beliefs and expectations of management and on information currently available to management. The forward-looking statements are intended to be subject to the safe harbor provided by Section
27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements speak as of the date hereof, and we do not assume any obligation to update the statements made herein or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events.
Forward-looking statements are subject to significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Exhibit 99.3 to our Current Reports on Form 8-K filed on October 23, 2008 with the Securities and Exchange Commission and available at the Securities and Exchange
Commission’s internet site (http://www.sec.gov). Those factors include: difficult market conditions have adversely affected our industry; current levels of market volatility are unprecedented; the soundness of other financial institutions could adversely affect us; there can be no assurance that recently enacted legislation will stabilize the U.S. financial system; the impact on us of recently enacted legislation, in particular the Emergency Economic Stabilization Act of 2008 and its implementing regulations, and actions by the FDIC, cannot be predicted at this time; credit risk; weakness in the economy and in the real estate market, including specific weakness within our geographic footprint, has adversely affected us and may continue to adversely affect us; weakness in the real estate market, including the secondary residential mortgage loan markets, has adversely affected us and may continue to adversely affect us; as a financial services company, adverse changes in general business or economic conditions could have a material adverse effect on our financial condition and results of operations; changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets and obligations, and the availability and cost of capital or liquidity; the fiscal and monetary policies of the federal government and its agencies could have a material adverse effect on our earnings; we may be required to repurchase mortgage loans or indemnify mortgage loan purchasers as a result of breaches of representations and warranties, borrower fraud, or certain borrower defaults, which could harm our liquidity, results of operations and financial condition; clients could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; consumers may decide not to use banks to complete their financial transactions, which could affect net income; we have businesses other than banking which subject us to a variety of risks; hurricanes and other natural disasters may adversely affect loan portfolios and operations and increase the cost of doing business; negative public opinion could damage our reputation and adversely impact our business and revenues; we rely on other companies to provide key components of our business infrastructure; we rely on our systems, employees and certain counterparties, and certain failures could materially adversely affect our operations; we depend on the accuracy and completeness of information about clients and counterparties; regulation by federal and state agencies could adversely affect our business, revenue and profit margins; competition in the financial services industry is intense and could result in losing business or reducing margins; future legislation could harm our competitive position; maintaining or increasing market share depends on market acceptance and regulatory approval of new products and services; we may not pay dividends on our common stock; our ability to receive dividends from our subsidiaries accounts for most of our revenue and could affect our liquidity and ability to pay dividends; significant legal actions could subject us to substantial uninsured liabilities; recently declining values of residential real estate may increase our credit losses, which would negatively affect our financial results; deteriorating credit quality, particularly in real estate loans, has adversely impacted us and may continue to adversely impact us; disruptions in our ability to access global capital markets may negatively affect our capital resources and liquidity; any reduction in our credit rating could increase the cost of our funding from the capital markets; we have in the past and may in the future pursue acquisitions, which could affect costs and from which we may not be able to realize anticipated benefits; we depend on the expertise of key personnel; we may not be able to hire or retain additional qualified personnel and recruiting and compensation costs may increase as a result of turnover, both of which may increase costs and reduce profitability and may adversely impact our ability to implement our business strategy; our accounting policies and methods are key to how we report our financial condition and results of operations, and these require us to make estimates about matters that are uncertain; changes in our accounting policies or in accounting standards could materially affect how we report our financial results and condition; our stock price can be volatile; our disclosure controls and procedures may not prevent or detect all errors or acts of fraud; our financial instruments carried at fair value expose us to certain market risks; our revenues derived from our investment securities may be volatile and subject to a variety of risks; we may enter into transactions with off-balance sheet affiliates or our subsidiaries that could result in current or future gains or losses or the possible consolidation of those entities; and we are subject to market risk associated with our asset management and commercial paper conduit businesses.

Table of Contents I. HIGHLIGHTS II. CAPITAL III. FUNDING & LIQUIDITY IV. FINANCIAL PERFORMANCE V. CREDIT VI. SUMMARY VII. APPENDIX 2

•
Earnings per share of $0.88 for the quarter
•
Core revenue generation stable despite higher cost deposit mix and difficult environment for mortgage and trust businesses
•
Expenses well managed—core expense growth driven almost
entirely by costs directly related to credit cycle
•
Credit results were as expected—current outlook is that credit losses are expected to remain elevated in the near term
•
Current operating environment remains difficult—recent economic data and market liquidity challenges suggest more downside risk for the economy and credit quality
•
Capital enhanced with 3Q 2008 completion of Coke transactions
I. HIGHLIGHTS
Highlights

Completed Coke Transactions Increased Estimated Tier 1 Capital to 8.15%
3Q 2008 2Q 2008
Estimate                      Actual                  Change
Tier 1 Capital Ratio 8.15% 7.47% 68 bps
Total Capital Ratio 11.15% 10.85% 30 bps
Total Avg. Equity to Total Avg. Assets 10.34%     10.31%                    3 bps
Tangible Equity to Tangible Assets         6.40%      6.27% 13 bps
•
Solid capital foundation enhanced with Coke-related transactions
•
Given current level of economic uncertainty, maintaining Tier 1 in excess of our stated goal of
7.50% is appropriate
Capital Ratios
II. CAPITAL

Funding & Liquidity
III. FUNDING & LIQUIDITY
Stable Funding and Strong Liquidity Position
Funding
• Deposits fund 66% of total assets and 91% of loans
• Core deposits are 88% of total deposits
Liquidity
• No Holding Company debt maturing until October 2009 ($300 million)
• Average daily overnight borrowing position down significantly coincident with a 25% decrease in brokered and foreign deposits
• Combined available contingent liquidity from the Fed, FLHB, and free securities exceeds $28 billion
1.  At September 30, 2008
2.  At September 30, 2008, core deposits exclude brokered and foreign deposits
1
2

($ in millions, except per share data)
$1,175.7 (1)% (4)% $3,528.5 (3)%
503.7 12% 243% 1,511.7 391%
1,285.2 (9)% 57% 3,755.7 32%
2,460.9 (5)% 21% 7,284.2 12%
1,668.1 21% 29% 4,301.8 14%
(52.8) (126)% (135)% 241.7 (65)%
307.3 (43)% (26)% 1,126.2 (30)%
$ 0.88 (42)% (25)% $ 3.22 (29)%
Noninterest Income, Expenses, and Provision for Income Taxes Impacted by
Non-Core Items
Income Statement Summary
IV. FINANCIAL PERFORMANCE
3Q 2008 2Q 2008 3Q 2007 YTD 2008 YTD 2007
% Change % Change % Change
Net Interest Income (FTE)
Provision for Loan Losses
Noninterest Income
Total Revenue (FTE)
Total Noninterest Expense
Provision for Income Taxes
Net Income Available to
Common Shareholders
Net Income Per Average
Common Diluted Share

($ in millions, quarterly average balances)
Balance Sheet Summary
Commercial
Real Estate Home Equity Lines
Real Estate Construction
Real Estate 1-4 Family
Real Estate Commercial
Consumer – Direct
Consumer – Indirect
Credit Card
Total Loans
Noninterest-Bearing Deposits
NOW Accounts
Money Market Accounts
Savings
Consumer Time
Other Time
Total Consumer and Commercial Deposits
Brokered & Foreign Deposits
Total Deposits
3Q 2008 2Q 2008 2Q 2008 3Q 2007
Annualized
% Change
IV. FINANCIAL PERFORMANCE
$  38,064 1% 5% 11%
15,424 3% 12%           9%
10,502 (8)%     (34)%         (23)%
31,486 (2)%         (8)%           2%
14,139 2%             8%            11%
4,705 7%               29%           8%
7,152 (4)% (15)% (10)%
860 5% 21%               67%
122,332     0%           (1)%          3%
20,880 (2)%      (9)%            (3)%
20,501 (6)%             (23)%         5%
26,897 3% 13% 19%
3,771 (4)%              (17)%         (15)%
16,282 (3)%       (11)%           (3)%
11,868 0%           (2)%              1%
100,199 (2)% (6)% 4%
15,800 5%                    19%               (25)%
$115,999 (1)%                   (3)%      (2)%
1. Excludes nonaccrual loans
1

3.18%
3.13%
3.07% 3.07%
3.13%
3Q 2007 4Q 2007 1Q 2008 2Q 2008 3Q 2008
Margin of 3.07% was down 6 bps from 2Q
2008
•
Margin was lower than we expected due to:
•
September LIBOR volatility
•
Higher NPA’s
•
Increase in LILO reserve
•
Lower FHLB dividend
•
Currently expect margin to be relatively
stable in 4Q:
•
Risks include deposit pricing, lower
yielding asset mix and compression of
LIBOR/Fed funds spread
•
Opportunities include deposit volume
and mix, and loan pricing
Net Interest Margin
IV. FINANCIAL PERFORMANCE

3Q 2008 2Q 2008 1Q 2008 4Q 2007
($ in millions)
Provision Increased Due to Higher Charge-offs and Loan Growth; Allowance Growth
Slowed While Ratio Increased to 1.54%
Provision
IV. FINANCIAL PERFORMANCE
Provision
Net Charge-offs
Net Charge-off Ratio
Net ALLL Increase
Allowance to Loan Ratio
$503.7 $448.0 $560.0 $356.8
$392.1 $322.7 $297.2 $168.0
1.24% 1.04% 0.97% 0.55%
$111.6 $284.1 $262.8 $188.8
1.54% 1.46% 1.25% 1.05%
1. Increase in ALLL in 2Q 2008 is greater than provision less charge-offs due to acquisition of GB&T
1

%
3Q 2008 3Q 2007 Change
Noninterest Income    $1,285 $819                     57%
Net Adjustments
1
286             (160)
Adjusted Noninterest Income          $   999 $979
($ in millions)
Core Noninterest Income Growth of 2% Driven by Solid Growth in Most Categories, Partially
Offset by Soft Mortgage Production and Trust and Investment Management Revenue
2%
1.  Adjustment detail included in appendix includes securities gains and losses
Noninterest Income
IV. FINANCIAL PERFORMANCE

Securities Acquired in 4Q 2007 Managed Down 90%
1.  Grand Horn CLO is a AAA-rated security arising from the securitization of a commercial leveraged loan warehouse
Carrying Carrying         Acquisition
Value Value                 Value
3Q 2008 2Q 2008 4Q 2007
SIV $  221 $  425            $1,478
RMBS 43                 151              1,042
CDO 13          68              429
Other ABS 25             31               148
CLO - - 47
Grand Horn CLO  44               93               359
($ in millions)
Acquired Securities Portfolio
IV. FINANCIAL PERFORMANCE
•
Portfolio reduced by over 50%
during 3Q
•
Portfolio reduction expected to
slow given uncertain timing of
SIV restructurings
•
This portfolio is expected to be
below $300 million by the end
of 4Q 2008
Total $   346             $ 768            $3,503
1

$236 Million in 3Q 2008 Write-downs on Lehman Bond and Auction Rate Securities
Acquired Securities Portfolio
IV. FINANCIAL PERFORMANCE
Lehman
•
$70 million par value security purchased by SunTrust from Ridgeworth Prime Quality Money
Market Fund during 3Q 2008
•
A $63.5 million fair market value write-down was recorded
Auction Rate Securities (ARS)
•
SunTrust reached tentative agreement to purchase ARS from certain classes of customers who purchased these securities through SunTrust
•
While a final agreement has not been reached and few ARS were repurchased during 3Q 2008, the Company, in anticipation of future repurchases and related write-downs and fines, recorded a
$173 million valuation adjustment in September
•
We currently expect to repurchase $725 million in par value securities
–
We currently expect to repurchase approximately $460 million in par value securities related to this agreement and recorded approximately $85 million in anticipated market valuation losses and fines
–
Voluntary purchases of additional ARS of approximately $265 million from certain other clients is also anticipated, and a charge of $88 million recorded as a result
1. Through September 30, 2008, SunTrust had repurchased $38 million of par value ARS
1

Noninterest Expense $1,668             $1,379           $1,291 21%            29%
Net Adjustments 203 54                   26
Adjusted Noninterest Expense            $1,465    $1,325 $1,265
Change Change
Total Dollar Increase $140             $197
Credit-Related Costs              138            178
Change Excluding Credit    $ 2 $ 19
Core Expenses in 3Q 2008 Increased Due to Credit-Related Costs
1. Adjustment detail included in appendix
2. Includes operating losses, credit and collections, other real estate expense, and additions to mortgage re-insurance reserves
Change          Change
3Q 2008 2Q 2008 3Q 2007 2Q 2008 3Q 2007
% %
($ in millions)
11%         16%
Noninterest Expense
IV. FINANCIAL PERFORMANCE
$ $
1
2

E  Results
($ in millions)
E  Program Continues to Deliver Results; 3Q Gross Savings of $149 Million
•
Full year 2008 savings
expected to approximate
$540 million
•
Key contributors to achieving
2009 goal of $600 million
include supplier
management, outsourcing,
and process reengineering
$500 2008 Goal
$397 YTD Savings
500
400
300
200
100
IV. FINANCIAL PERFORMANCE
2
2

Asset Quality Metrics
V. CREDIT
Credit Deterioration was Consistent with Market Conditions and In Line with Our
Expectations
1.Ratio excludes NPLs at fair market value and LOCOM
2.Ratio exceeds 80% excluding residential mortgages that have been through the write-down process
Difference from Difference from
$ in Millions
09/30/2008 06/30/2008 03/31/2008
Total Loans $126,718.4 $125,824.8 $123,713.2 $893.6 $2,111.6
Allowance for Loans & Lease Losses 1,941.0 1,829.4 1,545.3 111.6 284.1
Net Charge-offs 392.1 322.7 297.2 69.4 25.5
Provision Expense 503.7 448.0 560.0 55.7 -112.0
NPAs 3,690.3 2,973.1 2,289.2 717.2 683.9
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
NPLs to Total Loans 2.60% 2.09% 1.65% 0.51% 0.44%
NPAs to Total Loans + OREO/OA 2.90% 2.36% 1.85% 0.54% 0.51%
ALLL to NPLs 1, 2 62.1% 77.0% 82.9% -14.90% -5.90%
ALLL to Loans 1.54% 1.46% 1.25% 0.08% 0.21%
NCOs (annualized to Average Loans) 1.24% 1.04% 0.97% 0.20% 0.07%
30-89 Days Past Due 1.52% 1.48% 1.52% 0.04% -0.04%
Sept. - June 2008 June - March 2008

Credit Perspective
V. CREDIT
Commercial and Commercial Real Estate
1
Comprise 43% of Loans
1. Largely owner-occupied
2. Restated to reflect portfolio redistribution of GB&T from Real Estate Construction to Commercial Real Estate during Q3 system conversion
Balance % of C/O Ratio C/O Ratio 30-89 DLQ% 30-89 DLQ%
($ millions) 09/30/2008 Portfolio 3Q08 2Q08 3Q08 2Q08
2
Commercial $40,085 32% 0.59% 0.42% 0.38% 0.36%
Commercial Real Estate
1
13,842 11% - 0.02% 0.49% 0.57%
Consumer 12,731 10% 1.17% 1.05% 3.36% 2.82%
Real Estate Home Equity Lines 16,159 13% 2.97% 2.40% 1.48% 1.19%
Real Estate 1-4 Family 32,382 25% 1.57% 1.49% 2.03% 1.90%
Real Estate Construction 11,519 9% 1.73% 1.16% 3.37% 3.88%
Total $126,718 100% 1.24% 1.04% 1.52% 1.48%

Nonaccrual Loans by Product
September 30, 2008
0
500
1,000
1,500
2,000
2,500
3,000
3,500
Q1-2008 Q2-2008 Q3-2008
($ millions)
Residential Mortgages Construction Commercial
Home Equity Lines Commercial Real Estate Consumer
Nonaccruals
V. CREDIT
Residential Mortgages and Home Equity Comprise 54% of Nonaccrual Loans;
Construction Nonaccruals are Rising
1. Residential Mortgages includes 1-4 family mortgages and home equity loans
1

1. Excludes $55.1 million of Commercial loans secured by residential real estate and $90.9 million of mark-to-market loans HFS
2. Does not include nonaccruals
Residential Mortgages $32,382 million
($ millions)
2.01%
10.64
7.12
4.13
2.00
0.52
1.75%
09/30/08
60+ DLQ
1.68%
7.00
6.26
3.63
1.48
0.57
1.42%
06/30/08
60+ DLQ
$1,403
52
200
187
169
58
$  737
Total
$ Nonaccruals
Credit Quality Metrics
81% $ 32,509 $32,382 Total
97 458 382 Alt-A 2
77 1,002 917 Alt-A 1
84 1,520 1,447 Lot Loans
92 4,032 3,938 Prime 2    Insured
75 3,020 2,894 Home Equity Loans
79% $ 22,477 $22,804 Core Portfolio
Orig
WACLTV
06/30/08
Balance
09/30/08
Balance
Loan Type
Portfolio Profile
Residential Mortgages
V. CREDIT
Total Nonaccruals and Delinquencies Were Up, While Alt-A Balances and
Nonaccruals Were Down
1 2
2
nd
st
nd

   1. Nonaccruals not requiring write-downs include well-secured loans and loans with claims in process for individual and pool PMI policies
   2. Excludes Home Equity nonaccruals of $58.1 million, $55.1 million of Commercial loans secured by residential real estate, and $90.9 million of mark-to-market loans held for sale
(As of 09/30/08, $ millions)
+
$216.2
5.1
24.6
16.9
83.0
$86.6
Nonaccruals
not requiring
write-down
Loan Type
Balance before
write-down
-
Amount of
write-down
=
Nonaccruals
with
write-down
+
Nonaccruals
without
specific write-
down
=
Total
Nonaccruals
% Loss
Severity
Core
Portfolio
$452.5 $ (96.9) $355.6  $294.5 $736.7 18.0%
Prime 2
Insured
103.9 (17.9) 86.0 0.00 169.0 --
Lot Loans 178.1 (60.1) 118.0 52.0 186.9 30.8
Alt-A 1 137.6 (27.2) 110.4 65.5 200.5 16.8
Alt-A 2 99.8 (84.2) 15.6 31.7 52.4 80.3
Total $971.9 $ (286.3) $685.6 $443.7 $1,345.5
Residential Mortgages
V. CREDIT
Nonaccrual Balances Were Up, But 67% of Nonaccruals are Carried at Expected
Recoverable Value
nd
st
nd
2
Nonaccruals that have been through the specific write-
down process
1

Home Equity Lines $16,159 million
1.  Excludes 3rd
party originated
2.  Excludes 3rd party originated and Florida CLTV > 80%
3.  Excludes 3rd party originated, Florida CLTV>80% and CLTV 90+%
4.  Annualized quarterly rate
`
2.97%
1.54
2.34
5.55
8.66%
Q3
Charge-off
4
%
$16,159.0
10,547.1
1,763.2
1,945.4
$1,903.3
9/30/08
Balance
1.38% 1.44% 2.40% $15,727.0 100% Total
0.84
1.34
2.59
3.43%
Q3
Nonaccrual
%
0.90
2.20
4.46
7.22%
Q2
Charge-off
4
%
Credit Quality Metrics
0.87 10,096.5 65.3 All Other
1.12 1,782.8 10.9 CLTV > 90%
2.38 1,930.1 12.0 CLTV > 80%
(Florida)
3.37% $1,917.6 11.8% 3
rd
Party
Originated
Q2
Nonaccrual
%
06/30/08
Balance
% of
total
Type
Portfolio Profile
Home Equity Lines
V. CREDIT
($ millions)
As Expected, Q3 Charge-offs Increased From Q2 Levels
1
2
3

1.Reflects GB&T system conversion in 3Q
2.Annualized third quarter net charge-off ratio
($ millions)
Charge-offs and NPLs Increasing; Balances Have Been Managed Down by $1.0
Billion or 8.2% vs 2Q 2008; Delinquencies Declined to 4.24% from 4.67%
Construction $11,519 million
5.10 35 282.3 1.30 432 27 20 2,328 Construction
8.37 70 110.5 1.64 769 36 5 611 Residential Land
Commercial
1
0.41 20 11.9 0.00 1, 715 24 28 3,201 Construction
1.81 12 7.2 1.94 767 26 6 641 Commercial A&D
41%
30
44
36%
FL
NPL
%
$ 11,519
679
2,029
$ 2,030
09/30/08
Balance
4.24% $1,040.7 1.73% 26% 100% Total
21.9
320.3
$286.6
$
NPLs
0.75
2.34
4.66%
Q3
C/O
2
%
Credit Quality Metrics
3.98 707 29 6 Commercial Land
4.35 673 24 17 Residential A&D
Residential
1
8.79% 492 25% 18% Construction Perm
%
30 +
DLQ
Avg.
Size
$000’s
%
FL
%
of
Portfolio
Type
Portfolio Profile
Construction
V. CREDIT

The Subset of Portfolios That Is Under Stress Comprises 12% of the Total Loan
Book; We Have Taken Aggressive Actions to Mitigate Risk
Credit Perspective
• Eliminated Alt-A lending
• Aggressively managing collection and loss
mitigation initiatives
• Significantly increased reserves
---------------------------------------------------------------------
• Eliminated >85% LTV production
from all channels
• Added restrictions on LTVs, DTI, and FICO,
particularly in high risk markets
• Closed or reduced lines to high risk accounts
(3 party originated, high CLTV, high risk
markets)
----------------------------------------------------------------------
• Identified less well positioned builders
and engaged in risk mitigation
• Added controls, tightened underwriting, and
implemented special guidelines for certain
markets
• Focused effort to reduce residential construction
has reduced outstandings by $2.7B during past
year
• More than 50% of residential builder balance
reduction has occurred in Florida and Atlanta
portfolios
Actions
V. CREDIT
09/30/2008 % of Total Current
($ in millions) Balance Portfolio FICO Balance % of Bal
Residential Mortgages
   Lot Loans $1,447 1.1% 708 $187 12.9%
   Alt-A 1st
917 0.7% 642 200 21.8%
   Alt-A 2nd
382 0.3% 621 52 13.6%
Home Equity Lines
   3rd Party Originated 1,903 1.5% 732 65 3.4%
   CLTV > 80% (Florida) 1,945 1.5% 735 50 2.6%
   CLTV > 90% 1,763 1.4% 738 24 1.3%
Construction
   Construction Perm 2,030 1.6% na 287 14.1%
   Residential Construction 2,328 1.8% na 282 12.1%
   Residential A&D 2,029 1.6% na 320 15.8%
   Residential Land 611 0.5% na 111 18.2%
Stressed Total $15,355 12.1% $1,578 10.3%
Remaining Portfolio $111,363 87.9% $1,712 1.5%
Nonaccrual Loans
rd

Credit Summary
V. CREDIT
•
Credit deterioration was consistent with market conditions and in line with our expectations
•
Early stage delinquencies were stable
•
Commercial and Commercial Real Estate portfolios comprise 43% of loans and are performing well overall
•
54% of nonaccruals were residential mortgages, including home equity, and approximately 67% of residential mortgages have been written down to expected recoverable value
•
We have minimal or no exposure to:
•
Unsyndicated leveraged loans
•
Option ARMs
•
Sub-prime mortgages
•
Unsecured consumer credit

VI. SUMMARY
Presentation Summary
• Capital enhanced to an 8.15% Tier 1 ratio and a tangible equity ratio of 6.40%
• Funding is stable and liquidity position strong
• Balance sheet is being well managed; beginning to see loan and deposit benefits from market disruption
• Revenue growth was soft but positive.  Expenses are being tightly managed, but growth in credit costs is masking E results
• The combination of elevated charge-offs, soft fee income growth and high credit expenses is not expected to materially change in the near term
• Asset quality results in the quarter were in line with expectations
• We expect net charge-offs to increase approximately 20% next quarter
2

Appendix

($ in millions)
%                  %
Change        Change
3Q 2008 2Q 2008 3Q 2007 2Q 2008 3Q 2007
Total Noninterest Income $1,285 $1,413 $819 (9)% 57%
Securities Gains/(Losses) 173 550 1
First Mercantile Gain - 30 -
TransPlatinum Gain 82 - -
Fair Market Write-downs – Trading (113) (2) (136)
STI Debt Valuation Write-up – Trading 341 (103) 63
Coke Derivatives Cost - Trading - (12) -
Fair Value Write-downs – Mtg Prod (17) - (88)
Fair Value Write-downs – Other Income (7) (5) -
ARS Charge – Trading (173) - -
Net Adjustments 286 458 (160)
Adjusted Noninterest Income $ 999 $ 955 $979 5% 2%
Noninterest Income Reconciliation
VII. APPENDIX
1. Charitable contribution related gain of $183 million, partially offset by $10 million in OTTI in 3Q 2008
1

Noninterest Expense $1,668 $1,379 $1,291 21% 29%
Net E Nonrecurring - 9 50
Customer Intangible Impairment - 45 -
Capital Security Redemption - - (34)
Debt Retirement - - 10
Visa Litigation 20 - -
Coke Charitable Contribution 183 - -
Net Adjustments 203 54 26
Adjusted Noninterest Expense $1,465 $1,325 $1,265 11% 16%
Change        Change
3Q 2008 2Q 2008 3Q 2007 2Q 2008 3Q 2007
% %
($ in millions)
Noninterest Expense Reconciliation
VII. APPENDIX
2

Noninterest Income
OTTI- Securities Gains/(Losses) $ (10.3) $(0.7) - $(9.6) $(10.3)
MSR Sales – Mortgage Servicing 19.0 (2.0) 20.4 21.0 (1.4)
Noninterest Expense
Operating Losses 135.2 44.7 52.0 90.5 83.2
Mortgage Insurance Reserves 48.0 25.0 - 23.0 48.0
Credit & Collections 50.6 33.7 30.9 16.9 19.7
Other Real Estate 32.3 24.9 5.0 7.4 27.3
$266.1 $128.3 $87.9 $137.8 $178.2
Additional Disclosures
VII. APPENDIX
$     $
Change       Change
3Q 2008 2Q 2008 3Q 2007 2Q 2008 3Q 2007
($ in millions)
1. 3Q 2008 operating losses include creation of $40 million reserve for expected future fraud losses associated with 2   lien mortgage loans
1
nd